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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2006
                Date of report (Date of earliest event reported)

                                 ENUCLEUS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

              0-14039                                  11-2714721
     ----------------------              ----------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)

                                4000 Main Street
                              Bay Harbor, MI 49770
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                  231/439-2708

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

ITEM 5.02 First Quarter 2006 Earnings and India Expansion We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.

Item 5.02 First Quarter 2006 Earnings and India Expansion VANCOUVER, WA July __ 2006 - eNucleus, Inc. (ENUI.PK), a global provider of hosted applications and Business Process Outsourcing (BPO) services, announced today its results of operations for the quarter ending March 31, 2006.

Excluding the impact of non-cash and non-recurring expenses, net income was $365,524 compared to $305,977 this period, 2005.

The company reported revenues of $1.8 Million, an increase of $0.8 million from $1.0 million this quarter last year. The Company recorded a net loss of $148,431 compared to a net income of $10,630 in 2005 due to the company's non-cash expenses.

Randy Edgerton, CEO of eNucleus commented, eNucleus is committed to organic growth and profitable expansion of our existing lines of business. In light of this, Edgerton announced that eNucleus will divest itself of its Singapore-based recruiting and placement services. "Our Singapore operations are inconsistent with our long term Software as a Service which includes our hosted software and BPO services. We will maintain our sales and support presence in Singapore," said Edgerton.

eNucleus also announced that it will move its corporate headquarters to its Vancouver, Washington complex where Edgerton is located. "In our quest to optimize the business, we have scrutinized each of our U.S. product lines and our related investments. We are reducing our investment in the Chicago office, investing in our resources in our Vancouver center and expanding our investment in Ahmedabad," said Albert F. Case, Jr., the recently elected chairman of eNucleus. "This resource balancing will enable us to invest more effectively in our high-growth areas."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2006
                               ENUCLEUS, INC.


                               By: /S/ Randy Edgerton
                                   -------------------------------------
                                   Randy Edgerton
                                   President and Chief Executive Officer

[GRAPHIC OMITTED]    NEWS RELEASE
                 ===============================================================


MEDIA INQUIRIES:                   INVESTOR INQUIRIES:
eNucleus                           eNucleus
Jeff Batie, tel 360.567.3435       Investor Relations, tel 847.640.0909, ext 555
pr@enucleus.com                    investorrelations@enucleus.com


ENUCLEUS, INC. ANNOUNCES EARNINGS, INDIA EXPANSION

VANCOUVER, WA July __ 2006 - eNucleus, Inc. (ENUI.PK), a global provider of hosted applications and Business Process Outsourcing (BPO) services, announced today its results of operations for the quarter ending March 31, 2006.

Excluding the impact of non-cash and non-recurring expenses, net income was $365,524 compared to $305,977 this period, 2005.

The company reported revenues of $1.8 Million, an increase of $0.8 million from $1.0 million this quarter last year. The Company recorded a net loss of $148,431 compared to a net income of $10,630 in 2005 due to the company's non-cash expenses.

Randy Edgerton, CEO of eNucleus commented, eNucleus is committed to organic growth and profitable expansion of our existing lines of business. In light of this, Edgerton announced that eNucleus will divest itself of its Singapore-based recruiting and placement services. "Our Singapore operations are inconsistent with our long term Software as a Service which includes our hosted software and BPO services. We will maintain our sales and support presence in Singapore," said Edgerton.

eNucleus also announced that it will move its corporate headquarters to its Vancouver, Washington complex where Edgerton is located. "In our quest to optimize the business, we have scrutinized each of our U.S. product lines and our related investments. We are reducing our investment in the Chicago office, investing in our resources in our Vancouver center and expanding our investment in Ahmedabad," said Albert F. Case, Jr., the recently elected chairman of eNucleus. "This resource balancing will enable us to invest more effectively in our high-growth areas."

About eNucleus
eNucleus provides business process solutions that enable any organization to increase productivity and reduce costs through its suite of "off the shelf" internet-based software products and services. The Company's business software and service applications are installed in 22 countries on five continents, in multiple languages, touching over 250,000 lives. For more information on eNucleus solutions, go to www.enucleus.com.

Forward-Looking Statements
The information contained in this press release, including any "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 contained herein, should be reviewed in conjunction with the Company's annual report, financial filings and other publicly available information regarding the Company, copies of which are available from the Company upon request as well as with its periodic SEC filings. Such publicly available information sets forth many risks and uncertainties related to the Company's business and such statements, including risks and uncertainties related to that are unpredictable and outside of the influence and/or control of the Company.

[GRAPHIC OMITTED]    NEWS RELEASE
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                                 ENUCLEUS, INC.
                      Consolidated Statements of Operations
                  For the quarter ended March 31, 2006 and 2005


                                                         2006            2005
                                                    ------------    ------------
Revenues                                            $  1,798,602    $  1,020,916
                                                    ------------    ------------
Expenses:
 Cost of goods sold                                      457,349              --
 Operating expenses                                    1,464,334         989,515
                                                    ------------    ------------
                                                       1,921,683         989,515
                                                    ------------    ------------
Income (loss) from operations                           (123,081)         31,401
Other expenses:
 Interest                                                 25,350          20,771
                                                    ------------    ------------
Income (loss) before provision for income taxes         (148,431)         10,630

Provision for income taxes                                    --              --
                                                    ------------    ------------
Net income (loss)                                   $   (148,431)   $     10,630
                                                    ============    ============
Basic net income (loss) per common share            $      (0.00)   $       0.00
                                                    ============    ============
Diluted net income (loss) per common share          $      (0.00)   $       0.00
                                                    ============    ============

Weighted average shares outstanding - basic           46,503,890      28,102,071
                                                    ============    ============
Weighted average shares outstanding - diluted         46,503,890      28,102,071
                                                    ============    ============


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